Exhibit 23.1



                       Consent of Independent Auditors


The Board of Directors
Western Bancorp:


We consent to the use of our report dated February 24, 1997, incorporated herein by reference, on the consolidated financial statements of Western Bancorp (formerly Monarch Bancorp) and subsidiaries as of and for the year ended December 31, 1996, included in Western Bancorp's Annual Report, as amended, on Form 10-KSBA, and to the reference to our Firm under the heading "Experts" in the Joint Proxy Statement--Prospectus.

                                                KMPG PEAT MARWICK LLP


Los Angeles, California
November 20, 1997

Exhibit 23.1

                           CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Western Bancorp:

We consent to the use of our report, dated June 4, 1997, incorporated by reference herein, and included in Western Bancorp's Current Report on Form 8-K dated July 15, 1997, and to the reference to our Firm under the heading "Experts" in the Joint Proxy Statement--Prospectus. Our report, dated June 4, 1997, contains explanatory paragraphs indicating that: (i) We did not audit the 1996 consolidated financial statements of California Commercial Bankshares. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for California Commercial Bankshares in the 1996 consolidated financial statements of Western Bancorp, is based on the report of the other auditors; (ii) The consolidated balance sheet of Western Bancorp (formerly Monarch Bancorp) as of December 31, 1995, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 1995 were audited by other auditors; (iii) Separate consolidated financial statements of California Commercial Bankshares also included in the 1995 and 1994 restated consolidated financial statements were audited by other auditors; and (iv) We also audited the combination of the consolidated balance sheet as of December 31, 1995, and the combination of the related statements of operations, changes in shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 1995, after restatement for the pooling of interests.

                                                      KPMG PEAT MARWICK LLP



Los Angeles, California
November 20, 1997

Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Western Bancorp:

We consent to the use of our report, dated October 10, 1997, incorporated by reference herein and included in Western Bancorp's Current Report on Form 8-K dated October 23, 1997, and to the reference to our Firm under the heading "Experts" in the Joint Proxy Statement--Prospectus. Our report, dated October 10, 1997, contains explanatory paragraphs indicating that: (i) We did not audit the 1996 consolidated financial statements of California Commercial Bankshares. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for California Commercial Bankshares in the 1996 supplemental consolidated financial statements of Western Bancorp, is based on the report of the other auditors; (ii) We did not audit the 1996 consolidated financial statements of SC Bancorp. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for SC Bancorp in the 1996 supplemental consolidated financial statements of Western Bancorp, is based on the report of the other auditors; (iii) The consolidated balance sheet of Western Bancorp (formerly Monarch Bancorp) as of December 31, 1995, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 1995 were audited by other auditors; (iv) Separate consolidated financial statements of California Commercial Bankshares also included in the 1995 and 1994 supplemental consolidated financial statements were audited by other auditors; (v) Separate consolidated financial statements of SC Bancorp also included in the 1995 and 1994 supplemental consolidated financial statements were audited by other auditors; (vi) The supplemental consolidated financial statements give retroactive effect to the acquisition of SC Bancorp on October 10, 1997, which has been accounted for as a pooling-of-interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Western Bancorp and subsidiaries after financial statements covering the date of consummation of the business combination with SC Bancorp are issued; and (vii) We also audited the combination of the consolidated balance sheet as of December 31, 1995, and the combination of the related statements of operations, changes in shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 1995, after restatement for the poolings-of-interests.

                                           KPMG PEAT MARWICK LLP


Los Angeles, California
November 20, 1997